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                                PROMISSORY NOTE


$200,000.00                                                    Atlanta, Georgia

                                                             September  30,1998

         FOR VALUE RECEIVED, the undersigned, Rolling Pin Kitchen Emporium, Inc., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of Baraja, Inc. a Nevada corporation (the "Lender"), the principal amount of $200,000.00 in lawful money of the United States of America in same day or other immediately available funds, together with interest, payable on or before November 30, 1998. In the event that this note is paid off on or before October 31, 1998, then the Borrower shall pay the principal amount of $200,000 together with accrued interest of seven and one-half percent (7.5%) for a total of $215,000.

         In the event that this note is paid off after October 31, 1998, the Borrower shall still be responsible for the $15,000 of accrued interest. Also, any principal amount still outstanding on November 1, 1998, shall bear interest at a rate equal to five percent (5%) per thirty calendar day period on a prorata basis, (ie., Payment by the Borrower on November 15, 1998 would be $220,000).

         Nothing contained herein shall be deemed to establish or require the payment of a rate of interest in excess of the maximum rate permitted by applicable law. In the event that the rate of interest required to be paid hereunder exceeds the maximum rate permitted by such law, such rate shall automatically be reduced to the maximum rate permitted by such law.

         The Borrower and any endorsers hereof, for themselves and their respective representatives, successors and assigns (except as specifically provided in the Loan Agreement) expressly (a) waive presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, diligence in collection, and the benefit of any applicable exemptions, including, but not limited to, exemptions claimed under insolvency laws, and (b) consent that the Lender may release or surrender, exchange or substitute any property or other collateral or security now held or which may hereafter be held as security for the payment of this Promissory Note, or may release any guarantor, or may extend the time for payment or otherwise modify the terms of payment of any part or the whole of the debt evidenced hereby.

LITIGATION.

          (a) Forum Selection and Consent to Jurisdiction. Any litigation based on or arising out of, under, or in connection with, this Promissory Note shall be brought and maintained exclusively in the courts of the State of New York. The parties hereby expressly and irrevocably submit to the jurisdiction of the state and federal courts of the State of New York for the purpose of any such litigation as set forth above and irrevocably agrees to be bound by any final judgment rendered thereby in connection with such litigation. The Borrower further irrevocably consents to the service of process by registered mail, postage prepaid, or by personal service within or without the State of New York. The Borrower hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which it may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in any inconvenient forum. To the extent that the Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, the Borrower hereby irrevocably waives such immunity in respect of its obligations under this agreement and the other loan documents.

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         (b) Waiver of Jury Trial. The Lender and the Borrower hereby knowingly, voluntarily and intentionally waive any rights they may have to a trial by jury in respect of any litigation based hereon, or arising out of, under, or in connection with, this agreement, or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Lender or the Borrower. The Borrower acknowledges and agrees that it has received full and sufficient consideration for this provision and that this provision is a material inducement for the Lender entering into this agreement.

MISCELLANEOUS.

         (a) All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, impersonal, singular or plural, as the identity of the person or persons may require.

         (b) Neither this Promissory Note nor any provision hereof shall be waived, modified, changed, discharged, terminated, revoked or canceled, except by an instrument in writing signed by the party effecting the same against whom any change, discharge or termination is sought.

         (c) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed: (i) if to the Borrower, at its executive offices and (ii) if to the undersigned, at __________
____________________________________________ .

         (d) This Promissory Note shall be enforced, governed and construed in all respects in accordance with the laws of the State of Delaware, as such laws are applied by Delaware courts to agreements entered into, and to be performed in, Delaware by and between residents of Delaware, and shall be binding upon the undersigned, the undersigned's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Lender, its successors and assigns. If any provision of this Promissory Note is invalid or unenforceable under any applicable statute or rule of law, then such provisions shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

         (e) Upon default in the payment of this Note when due on November 30, 1998, for a period of 30 calendar days, the entire amount of this debt shall become due and payable without the necessity for demand or notice, together with all costs of collection, including reasonable attorney's fees.

         THE BORROWER ACKNOWLEDGES THAT THE TRANSACTIONS IN CONNECTION WITH WHICH THIS NOTE WAS EXECUTED AND DELIVERED AND WHICH ARE CONTEMPLATED BY THE TERMS OF THE AGREEMENT ARE, IN ALL CASES, COMMERCIAL TRANSACTIONS; AND THE BORROWER HEREBY EXPRESSLY WAIVES ANY AND ALL CONSTITUTIONAL RIGHTS IT MAY HAVE AS NOW CONSTITUTED OR HEREAFTER AMENDED, WITH REGARD TO NOTICE, ANY JUDICIAL PROCESS AND ANY AND ALL OTHER RIGHTS IT MAY HAVE, AND THE LENDER MAY INVOKE ANY PREJUDGMENT REMEDY AVAILABLE TO IT OR ITS SUCCESSORS OR ASSIGNS.


                                        ROLLING PIN KITCHEN EMPORIUM, INC.




                                        By /s/ Greg Dukoff
                                           ------------------------------------
                                            Greg Dukoff its CFO duly authorized


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